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                                                                    EXHIBIT 10.5



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                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of December 31, 2001

                                  by and among

                          INTREPID CAPITAL CORPORATION

                                       and

                          AJG FINANCIAL SERVICES, INC.

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                               TABLE OF CONTENTS

1.       DEFINITIONS......................................................... 1

2.       DEMAND REGISTRATION................................................. 3

         (A)      REQUEST FOR REGISTRATION................................... 3
         (B)      EFFECTIVE REGISTRATION AND EXPENSES........................ 3
         (C)      UNDERWRITTEN OFFERING...................................... 4
         (D)      EXCEPTIONS................................................. 4

3.       PIGGYBACK REGISTRATION.............................................. 5

         (A)      RIGHT TO PIGGYBACK......................................... 5
         (B)      PIGGYBACK EXPENSES......................................... 5
         (C)      PRIORITY ON PIGGYBACK REGISTRATIONS........................ 5
         (D)      SELECTION OF UNDERWRITERS.................................. 6

4.       MANDATORY REGISTRATION.............................................. 6

         (A)      INCLUSION OF UNREGISTERED REGISTRABLE SECURITIES........... 6
         (B)      MANDATORY REGISTRATION EXPENSES............................ 6
         (C)      UNDERWRITTEN OFFERING...................................... 6
         (D)      DURATION OF SHELF REGISTRATION............................. 6

5.       REGISTRATION PROCEDURES............................................. 7

6.       INDEMNIFICATION; CONTRIBUTION.......................................11

         (A)      INDEMNIFICATION BY THE COMPANY.............................11
         (B)      INDEMNIFICATION BY HOLDERS.................................12
         (C)      CONDUCT OF INDEMNIFICATION PROCEEDINGS.....................12
         (D)      CONTRIBUTION...............................................13

7.       RULE 144 REPORTING..................................................14

8.       RESTRICTIONS ON TRANSFER OF SHARES..................................14

9.       MISCELLANEOUS.......................................................15

         (A)      AMENDMENTS AND WAIVERS.....................................15
         (B)      NOTICES....................................................15
         (C)      SUCCESSORS AND ASSIGNS.....................................16
         (D)      COUNTERPARTS...............................................16
         (E)      HEADINGS...................................................16
         (F)      GOVERNING LAW..............................................16
         (G)      SPECIFIC PERFORMANCE.......................................16
         (H)      SEVERABILITY...............................................16
         (I)      ENTIRE AGREEMENT...........................................16

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 31, 2001, by and among INTREPID CAPITAL CORPORATION, a Delaware corporation (the "Company"), and AJG FINANCIAL SERVICES, INC., a Delaware corporation (including its successors, assigns and transferees, the "Holder(s)").

         WHEREAS, on the date hereof Holder provided a $3,500,000 bridge loan ("Bridge Loan") to the Company, which bridge loan is convertible indirectly into shares of common stock of the Company upon the satisfaction of certain conditions precedent, and has entered into that certain Investment Agreement with the Company, dated as of December 31, 2001 (the "Investment Agreement") pursuant to which the Holder may become the holder of additional shares of Common Stock of the Company in connection with the transactions (the "Transactions") contemplated by the Investment Agreement; and

         WHEREAS, as a condition to providing the Bridge Loan and the execution of the Investment Agreement, the parties agreed to enter into this Agreement;

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

         1.       Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Affiliate" shall have the meaning ascribed to it in the Exchange Act.

         "Common Shares" shall mean the shares of common stock, par value $.01 per share, of the Company.

         "Company" shall mean Intrepid Capital Corporation, a Delaware corporation, and its successors.

         "Company Notice" shall have the meaning set forth in Section 2(a).

         "Demand Registration" shall have the meaning given in Section 2(a).

         "Equity Interests" shall mean any rights in or securities, obligations or interests of the Company held by Holder as a result of the Transactions, including, but not limited to, the Bridge Loan, the Option and the Preferred Shares, that are convertible or exchangeable for Common Shares of the Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Holder" shall mean AJG Financial Services, Inc., a Delaware corporation, or if Holder shall have transferred its rights hereunder to any unaffiliated third party, "Holder" shall mean the holders of at least 33 1/3% of the Registrable Securities.

         "Mandatory Registration" shall have the meaning given in Section 4(a).

         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization or other legal entity or a government or agency or political subdivision thereof.

         "Piggyback Notice" shall have the meaning given in Section 3(a).

         "Piggyback Registration" shall have the meaning given in Section 3(a).

         "Preferred Shares" shall mean the shares of Class A Cumulative Convertible Pay-In-Kind Preferred Stock, par value $.01 per share, of the Company, to be issued as contemplated by the Investment Agreement, upon the authorization of such shares by the shareholders of the Company.

         "Prospectus" shall mean the prospectus included in any Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto and all material incorporated by reference therein.

         "Option" shall mean that option to acquire additional Common Shares that may be granted to Holder as part of the Transactions and as contemplated by the Investment Agreement.

         "Registrable Securities" shall mean the Shares and any Shares or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event, excluding Shares (i) sold or transferred pursuant to an effective registration statement, (ii) sold or otherwise transferred pursuant to Rule 144 under the Securities Act, (iii) sold or otherwise transferred pursuant to a transfer not requiring registration of the Shares under the Securities Act, (iv) held by Holder who at such time is not an Affiliate of the Company and that are eligible for sale pursuant to Rule 144(k) under the Securities Act, and (v) held by Holder who at such time is an Affiliate of the Company if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all applicable registration and filing fees imposed by the SEC, the New York Stock Exchange, the National Association of Securities Dealers, Inc. ("NASD"), or any securities exchange on which the Registrable Securities are required to be listed hereunder, as the case may be, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Registration

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Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 5(k) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing Holder or any underwriter or agent acting on behalf of Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by Holder, all of which shall be borne by Holder in all cases.

         "Registration Notice" shall have the meaning given in Section 5(b).

         "Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant pursuant to the requirements of the Securities Act) covering all or a part of the Registrable Securities under the Securities Act for which the Company is eligible, including all amendments (including post-effective amendments), exhibits and materials incorporated by reference therein.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Shares" shall mean any and all Common Shares held by Holder or issued or issuable to Holder upon conversion of its Equity Interests.

         "Shelf Registration Statement" shall mean a Registration Statement on Form S-3 (or any successor form) filed pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule).

         2.       Demand Registration.

                  (a)      Request for Registration.

                           Subject  to Section 4, Holder may make one written
request during each 12-month period for registration under the Securities Act (each, a "Demand Registration") of all or part of such Holder's Registrable Securities so long as such Registrable Securities constitute at least 50% of the total number of Registrable Securities held by such Holder. The written request shall specify the aggregate number of Registrable Securities to be registered and the intended method of disposition. The Company may elect, at its option, to file such Demand Registration as a shelf registration pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule). Thereafter, the Company may elect to include in such registration additional Common Shares to be issued by the Company, to the extent that the inclusion of such additional Common Shares does not adversely affect the completion of Holder's intended distribution of its Common Shares, in its reasonable discretion.

                  (b)      Effective Registration and Expenses.

                           A registration shall not constitute a Demand
Registration under Section 2(a) hereof until it has become effective and has been kept effective for up to ninety days or, if

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earlier, until the Holder has completed the distribution related thereto. In any registration initiated as a Demand Registration, the Company shall pay the Registration Expenses incurred in connection therewith.

                  (c)      Underwritten Offering.

                           The Holder must, unless otherwise agreed by the
Company and the Holder, distribute the Registrable Securities covered by the Holder's request by means of an underwriting. If applicable, the Holder (and the Company pursuant to Section 5(a) hereof) shall enter into an agreement in customary form with an underwriter or underwriters selected for such underwriting by the Company; provided, however, that the underwriter(s) must be reasonably acceptable to Holder. If the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Common Shares, the Company will include in such registration, prior to inclusion of any securities which are not Registrable Securities or shares of other capital stock of the Company upon which registration rights have been granted by the Company ("Other Securities"), the number of Registrable Securities and Other Securities that in the opinion of such managing underwriters can be sold without adversely affecting the market for the Common Shares. In such event, the number of Registrable Securities and Other Securities, if any, to be offered for the accounts of each Holder (including the Holder making the Demand Registration) and the holders of Other Securities shall be reduced by reducing to the extent necessary, first, the number of Other Securities requested by other holders, and second, the number of Registrable Securities held by Holders other than the Holder making the Demand Registration, to be included in such registration, and then, if and only if and to the extent necessary, by reducing the number of Registrable Securities requested by the Holder making the Demand Registration to be included in such registration, to the extent necessary to reduce the total number of Registrable Securities and Other Securities to be included in such offering to the number recommended by such managing underwriter or underwriters; provided, however, that if the reduced number of Registrable Securities that is included on behalf of such Holder represents less than 50% of such Holder's total number of Registrable Securities, such Holder shall not be excluded from such offering pursuant to Section 2(a) hereof, and such Holder's participation in such offering shall not constitute a request for registration pursuant to Section 2(a) hereof or the initiation of a registration pursuant to Section 2(d) hereof.

                  (d)      Exceptions.

                           Notwithstanding the foregoing, (i) the Company shall
not be obligated to effect the filing of a registration statement pursuant to this Section 2, (A) after the Company has initiated two such registrations pursuant to this Section 2 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holder unless the Holder bears all Registration Expenses related thereto), or (B) during the period starting with the date that is 45 days prior to the Company's good faith estimate, as certified in writing by the President of the Company to the Holder, of the date of filing of, and ending on the date that is 180 days following the effective date of, a registrations statement pertaining to an underwritten primary public offering of securities on behalf of the Company; provided, however, that the Company shall be entitled to defer a filing upon such notice only once in any 365-day period, and provided

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further, that the Company shall not be entitled to defer such filing if the
Holder has requested to be included in such registration statement pursuant to
Section 3(a) hereof but such Holder has been denied participation, or such Holder's participation has been reduced, pursuant to Section 3(c) hereof; or
(ii) if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Holder; provided, however, that the Comply shall be entitled to defer a filing upon such notice only once in any 365-day period.

         3.       Piggyback Registration.

                  (a)      Right to Piggyback.

                           Subject to Section 4, any time after the date hereof,
if the Company proposes to register any of its securities under the Securities Act (other than a registration pursuant to (i) a registration on Form S-4 or any successor form or (ii) an offering of securities by the Company in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (but in no event less than 30 days before the anticipated filing date of a registration statement filed to register such securities) to all Holders of its intention to effect such a registration (each, a "Piggyback Notice") and, subject to subsection 3(c) below, the Company will include in such registration, on such terms and conditions as the other securities to be included therein, all Registrable Securities with respect to which the Company has received written requests for inclusion therein, and other requested information necessary for such registration, within 15 days after the date of sending of the Piggyback Notice that included a request for other information necessary for such registration.

                  (b)      Piggyback Expenses.

                           The Holder shall not be liable for the Registration
Expenses in connection with the registration pursuant to Section 3(a).

                  (c)      Priority on Piggyback Registrations.

                           If a Piggyback Registration is an underwritten
registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the market or the price for the Common Shares to be registered by the Company, the Company will include in such registration the number of securities that in the opinion of such managing underwriters can be sold without adversely affecting the market or the price for such Common Shares. In such event, the Registration Statement will include the Other Securities requested to be included therein by the holders requesting such registration, the Registrable Securities requested to be included in such registration, and the securities proposed to be sold by the Company, pro rata among each holder of securities requesting such registration and the Company on the basis of the number of shares requested for inclusion in such registration by each such holder and the Company.

                  (d)      Selection of Underwriters.

                           In the case of an underwritten Piggyback
Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering, if any.

         4.       Mandatory Registration.

                  (a)      Inclusion of Unregistered Registrable Securities.

                           If the Company becomes eligible to use a Registration
Statement on Form S-3 (or any successor form thereto) to register its securities and/or those of a selling stockholder, then the Company shall prepare and file as commercially reasonably thereafter as possible, a Shelf Registration Statement on Form S-3 which shall cover the resale of all Registrable Securities that remain held by Holder (the "Mandatory Registration"). The Company may elect to include in such registration additional Common Shares to be issued by the Company or Other Securities of any prior investors or future investors in the Company. The Holder's rights to request registration under Sections 2 and 3 of this Agreement shall terminate upon the date that a Shelf Registration Statement under this Section 4(a) becomes effective, unless and until such Shelf Registration Statement is no longer effective. Notwithstanding the foregoing, the Company shall not be obligated to effect any such Mandatory Registration (i) in the circumstances described in clause (i)(B) of Section 2(d) or (ii) if the Company shall furnish the certification described in Section 2(d)(ii) (but in each of (i) and (ii) above, subject to the limitations set forth therein).

                  (b)      Mandatory Registration Expenses.

                           In any Mandatory Registration, the Company shall pay
the Registration Expenses incurred in connection therewith, whether or not such Mandatory Registration becomes effective.

                  (c)      Underwritten Offering.

                           If any of the Registrable Securities covered by a
Mandatory Registration are to be sold in an underwritten offering, the provisions of Section 2(c) hereof shall apply to such Mandatory Registration.

                  (d)      Duration of Shelf Registration.

                           The Company agrees to use its best efforts to keep
the Shelf Registration Statement with respect to a Mandatory Registration continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which (A) all Shares that each Holder has the right to obtain in exchange for Equity Interests, held by a Holder who is not an affiliate of the Company, in the opinion of counsel for the Holder, are eligible for sale pursuant to Rule 144(k) under the Securities Act and (B) all Shares that each Holder has the right to obtain in exchange for Equity Interests, held by each Holder who is an affiliate of the Company, in the opinion of counsel for the Holder, are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act. Subject to Sections 5(b) and


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5(i), the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations, interpretations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder.

                  5.       Registration Procedures.

                           In connection with the obligations of the Company
with respect to the registration of the Registrable Securities contemplated herein, the Company shall:

                           (a)    prepare and file with the SEC a Registration
Statement (x) as soon as reasonably practicable after receipt of a written request pursuant to Sections 2 or 3 or (y) within the time period prescribed by
Section 4(a), which Registration Statement, in each case, shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and will use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon thereafter as is commercially practicable;

                           (b)    subject to the last three sentences of this
Section 5(b) and Section 5(i) hereof, (i) prepare and file with the SEC such amendments and supplements (including required periodic reporting filings under the Exchange Act) to such Registration Statement and Prospectus included therein as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or (iii) in this Section 5(b),
Section 5(d) or Section 5(i) with respect to each Holder of Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a material merger, acquisition or disposition transaction and it delivers written notice to each such Holder of Registrable Securities to the effect that such selling Holder may not make offers or sales under the Registration Statement for a period not to exceed 60 days from the date of such notice; provided, however, that the Company may deliver only two such notices within any 12-month period, (y) to the extent that such registration would require initial or continuing disclosure of events or proceedings yet unreported that, in the opinion of the Board of Directors of the Company, would not be in the best interests of the Company and its stockholders and such disclosure is not otherwise required under applicable law (including applicable securities laws), and the Company delivers written notice to each such Holder of Registrable Securities to the effect that such selling Holder may not make offers or sales for a period not to exceed 60 days from the date of such notice; provided, however, that the Company may deliver only one such notice within any 365-day period, or (z) upon written notice by the Company to each Holder of the need to take any action described in clauses (i), (ii) or
(iii) in this Section 5(b), unless and until the Company has received a written notice (a "Registration

Notice") from a Holder that such Holder intends to make offers or sales under such Registration Statement as specified in such Registration Notice, except in the case of a Shelf Registration Statement, in which case such Registration Notice shall not be required; provided, however, that the Company shall have ten
(10) business days to prepare and file any such amendment or supplement after receipt of the Registration Notice or such longer period as is reasonably necessary if such preparation and filing are not commercially practicable within ten (10) business days. Once a Holder has delivered a Registration Notice to the Company, such Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Holder and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus. Such Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such Holder no longer intends to make offers or sales under the Registration Statement;

                           (c)    furnish to each Holder of Registrable
Securities, without charge, as many copies of each Prospectus and any amendment or supplement thereto as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each such Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or amendment or supplement thereto;

                           (d)    use its best efforts to register or qualify
the Registrable Securities by the time the Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder of Registrable Securities covered by the Registration Statement shall reasonably request in writing and keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by a Holder that has delivered a Registration Notice to the Company, whichever is shorter; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 5(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

                           (e)    notify each selling Holder of Registrable
Securities promptly and, if requested by such Holder, confirm in writing, (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be obligated to prepare and furnish any prospectus supplements or amendments relating to any material nonpublic information at any such time as the Board of Directors of the Company has determined that, for good business reasons, the disclosure of such material nonpublic information at that time would be materially detrimental to the Company in the circumstances and is not otherwise required under applicable law (including applicable securities laws); provided, further, that the Company may only delay its obligations pursuant to the aforementioned proviso for a period of 60 days in any 180-day period;

                           (f)    use its best efforts to obtain the withdrawal
of any order suspending the effectiveness of the Registration Statement or any part thereof as promptly as possible;

                           (g)    upon request, furnish to each Holder of
Registrable Securities that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                           (h)    cooperate with the selling Holders of
Registrable Securities to facilitate the timely preparation and delivery of unlegended certificates representing Registrable Securities to be sold; and enable unlegended certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities;

                           (i)    subject to the last three sentences of Section
5(b) hereof, upon the occurrence of any event contemplated by clause (x) or (y) of Section 5(b) or clause (v) of and the proviso to Section 5(e) hereof, use its best efforts promptly to prepare and file an amendment or a supplement to the Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

                           (j)    within a reasonable time prior to the filing
of any Registration Statement or any amendment thereto, or any Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders of Registrable Securities that have provided a Registration Notice to the Company;

                           (k)    use its best efforts to maintain the listing
of the Common Shares on the securities exchange on which the Common Shares are now listed or on another national securities exchange or national market system, as those terms are used under the Exchange Act;

                           (l)    use its best efforts to cause all Registrable
Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed; and

                           (m)    provide a transfer agent and registrar for all
Registrable Securities registered hereunder and a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement;

                           (n)    in the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement); and

                           (o)    use its best efforts to furnish, on the date
that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

         The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

         In connection with and as a condition to the Company's obligations with respect to any Registration Statement pursuant to Sections 2, 3, and 4 of this Agreement and this Section 5, each Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has provided a Registration Notice if required pursuant to Section 5(b) and has received copies of the Prospectus as then amended or supplemented as contemplated by Section 5(c) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 5(e); (ii) upon receipt of any notice from the Company contemplated by Section 5(b) (in respect of the occurrence of an event contemplated by clause (x) or (y) of Section 5(b)) or Section 5(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 5(e)), such Holder shall not offer or sell any Registrable Securities pursuant to the Registration Statement until, in the sole discretion of the Company, the event no longer precludes sale or such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 5(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; (iii) such Holder and any of its officers, directors or affiliates, if any, must comply with the provisions of Regulation M under the Exchange Act, or any successor regulations, as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement; and
(v) such Holder and any of its officers, directors or affiliates, if any, must enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iii) above.

         6.       Indemnification; Contribution.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and its officers and directors and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act as follows:

                           (i)    against any and all loss, liability, claim,
damage and expense whatsoever, as incurred, to which such Holder, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii)   against any and all loss, liability, claim,
damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or incurred in connection with any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained in any Registration Statement, if such settlement is effected with the written consent of the Company; and

                           (iii)  subject to the limitations set forth in
Section 6(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

                           (iv)   any violation by the Company of any rule or
regulation promulgated under the Securities Act applicable to the Company in connection with any registration, qualification, or compliance of the Registrable Securities or any other capital stock of the Company;

provided, however, that the indemnity provided pursuant to this Section 6(a) shall not apply (i) to any amounts paid in settlement of any such loss, liability, claim, damage or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld), or (ii) to any Holder with respect to any of the foregoing in this
Section 6(a) that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in any Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto, or the Holder's or an underwriter's failure to deliver a copy of any Registration

Statement or Prospectus or any amendments or supplements thereto after the Company has furnished the Holder or underwriter with a sufficient number of copies of the same.

                  (b) Indemnification by Holders. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling Holder for use therein relating to the Holder's status as a selling security holder or (ii) the breach of any covenant contained in Section 5; provided, however, that in no event shall any indemnity provided under this Section 6(b) by a Holder (i) exceed the net proceeds from the offering received by such Holder, or (ii) apply to amounts paid in settlement of any such loss, liability, claim, damage or expense if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably delayed or withheld).

                  (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against the indemnified party in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 6(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 6(c).

                  (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

         The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph; provided, however, that in no event shall any contribution by Holder hereunder exceed the net proceeds from the offering received by such Holder. Notwithstanding the provisions of this Section 6(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

         Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                  (e)      The obligations of the Company and Holders under this
Section 6 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         7. Rule 144 Reporting. With a view to making available to each Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                  (c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual and/or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         8. Restrictions on Transfer of Shares. Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                           (i)      there is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii)     (A) such Holder shall have notified the
Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, which counsel if other than Piper Marbury Rudnick & Wolfe or internal counsel of the Holder shall be reasonably satisfactory to the Company and its counsel, that such disposition will not require registration of such Shares under the Securities Act.

                           (iii)    Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (C) to the Holder's family member or trust for the benefit of an individual Holder or a family member; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

                  (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED OR QUALIFIED UNDER SUCH LAWS (AS APPLICABLE) OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

                  (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably satisfactory to the Company if other than Piper Marbury Rudnick & Wolfe or internal counsel of the Holder, to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

                  (e) Subject to the foregoing restrictions, the Company and the Holder hereby agree that any transferee and/or subsequent Holder of Registrable Securities shall be entitled to all benefits and subject to all obligations hereunder as a Holder of Registrable Securities.

         9.       Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities (treating for the purpose of such computation the Holders of Equity Interests as the Holders of Registrable Securities issuable upon exchange of such Equity Interests), provided, however, that no amendment, modification, supplement or waiver of, or consent to the departure from, the provisions of Sections 2, 3, 4, 6, 8, or 9 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this
Section 9(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the register of the Company with a copy to Stephen A. Landsman, Piper Marbury Rudnick & Wolfe, 203 North LaSalle Street, Chicago, Illinois 60601, facsimile (312) 236-7516 or (ii) if to the Company, at 3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250, facsimile (904) 246-3533, attention: President and Chief Executive

Officer, with a copy to Steven E. Fox, Rogers & Hardin LLP, 2700 International Tower, Peachtree Center, 229 Peachtree Street, N.E., Atlanta, Georgia 30303-1601.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; upon receipt of confirmation of delivery, if telexed or if telecopied; or at the time delivered if delivered by a courier guaranteeing overnight delivery.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law provisions thereof.

                  (g) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (h) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as this Agreement is related to and referenced in the Investment Agreement, this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officer as of the date first written above.

                                        COMPANY:

                                        INTREPID CAPITAL CORPORATION



                                        By: /s/ Forrest Travis
                                           -------------------------------------
                                           Name:  Forrest Travis
                                           Title:  President

                                        HOLDER:

                                        AJG FINANCIAL SERVICES, INC.



                                        By:      /s/ Mark P. Strauch
                                           -------------------------------------
                                           Name: Mark P. Strauch
                                           Title:  Executive Vice President